UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2023

FAST Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40214	86-1258014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Road

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	FZT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FZT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FZT WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On July 7, 2023, Falcon’s Beyond Global, LLC, a Florida limited liability company (the “Company”), Falcon’s Beyond Global, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Pubco”), Palm Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Merger Sub”), and FAST Acquisition Corp. II, a Delaware corporation (“SPAC”), executed the second amendment (the “Amendment”) to that certain Amended and Restated Agreement and Plan of Merger, dated as of January 31, 2023 (as amended, the “Merger Agreement”), among SPAC, the Company, Pubco and Merger Sub, which:

●	eliminated the Company’s termination right if the closing has not occurred on or before two days after the special meeting of SPAC’s shareholders to vote on the merger;
●	eliminated SPAC’s termination right if the Company enters into certain specified interim financing arrangements unless (a) the Company enters into such specified interim financing arrangements, (b) all other closing conditions have been satisfied and (c) the pro forma condensed combined financial information (which combines the historical financial information of SPAC and the Company) that is included in the Form S-4 at the time of its effectiveness, taking into account such specified interim financing arrangements, does not reflect the consolidation of Falcon’s Creative Group, LLC, a Florida limited liability company and a subsidiary of the Company, with the Company (the “Revised Interim Financing Termination”);
●	clarified that SPAC will be entitled to a termination fee of $6,250,000 (minus 25% of any amounts funded by Infinite under the Promissory Note (as defined below)) (the “Reduced Termination Fee”), which amount is half of the regular termination fee of $12,500,000 (minus 50% of any amounts funded by Infinite under the Promissory Note) (the “Full Termination Fee”), if the Company exercises its right to terminate if the closing condition related to the listing of Pubco shares on an approved exchange is not satisfied following the satisfaction of all other closing conditions (the “Pubco Listing Termination”) (in addition to if SPAC exercises the Pubco Listing Termination);
●	provides that the Full Termination Fee, rather than the Reduced Termination Fee, will be payable if the Merger Agreement is terminated pursuant to the Revised Interim Financing Termination (unless it is terminated at a time when SPAC or the Company could terminate the Merger Agreement pursuant to the Pubco Listing Termination); and
●	reflects the Promissory Note Amendment (described below) and revised the permitted uses by SPAC of amounts received pursuant to the Promissory Note to be $1,750,000 of additional deposits to the trust account and $500,000 for other expenses related to the Extension.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Promissory Note

On July 7, 2023, SPAC and Infinite Acquisitions LLLP (“Infinite”) entered into an amendment (the “Promissory Note Amendment”) to that certain promissory note dated as of January 31, 2023 (as amended, the “Promissory Note”), which increased the amount Infinite agreed to advance to SPAC to be up to $2,250,000.00. As of the date of the Promissory Note Amendment, Infinite had already advanced $1,500,000.00 (out of $2,250,000.00) to SPAC under the Promissory Note. The Promissory Note is non-interest bearing and repayable, in cash, or, at Pubco’s option, in shares of Pubco Class A Common Stock at a conversion price of $10.00 per share, at the effective time of the Acquisition Merger and will be forgiven without payment if the Merger Agreement is terminated.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note Amendment. A copy of the Promissory Note Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Promissory Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. SPAC may not prepay any outstanding principal balance under the Promissory Note in whole or in part at any time without the advance written consent of Infinite, which may be withheld by Infinite for any reason or for no reason.

Item 3.02. Unregistered Sales of Equity Securities.

The information relating to the Promissory Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The issuance of the Promissory Note was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Important Information About the Mergers and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Mergers”), Pubco has filed with the SEC a registration statement on Form S-4 (Registration No. 333-269778) (as amended, the “Registration Statement”) containing a proxy statement/prospectus and certain other related documents. The version of the proxy statement/prospectus included in the effective Registration Statement will be both the proxy statement to be distributed to holders of SPAC’s common stock in connection with SPAC’s solicitation of proxies for the vote by SPAC’s stockholders with respect to the Mergers and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Pubco to be issued in connection with the Mergers. SPAC’s stockholders and other interested persons are advised to read carefully and in their entirety, when available, the preliminary proxy statement/prospectus included in the Registration Statement (including any amendments or supplements thereto) and the definitive proxy statement/prospectus, as well as other documents filed with the SEC, as these materials will contain important information about the parties to the Merger Agreement, SPAC and the Mergers. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of SPAC as of a record date to be established for voting on the Mergers and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at sec.gov, or by directing a request to: FAST Acquisition Corp. II, 109 Old Branchville Road, Ridgefield, CT 06877, Attention: Chief Financial Officer, (201) 956-1969.

Participants in the Solicitation

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s stockholders with respect to the Mergers. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in the Registration Statement.

The Company and its managers and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SPAC in connection with the Mergers. A list of the names of such directors and executive officers and information regarding their interests in the Mergers is contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SPAC’s and the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including factors that are outside of SPAC’s and the Company’s control and that are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or Pubco following the announcement of the Merger Agreement and the transactions contemplated therein, (3) the inability of the parties to successfully or timely consummate the Mergers or the other transactions contemplated by the Merger Agreement, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the proxy statement/prospectus relating to the transaction are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Pubco or the expected benefits of the transactions contemplated by the Merger Agreement or that the approval of the requisite equity holders of SPAC is not obtained; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (5) volatility in the price of SPAC’s or Pubco’s securities, (6) the risk that the Mergers or the other transactions contemplated by the Merger Agreement disrupt current plans and operations as a result of the announcement and consummation thereof, (7) the enforceability of the Company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (8) any failure to realize the anticipated benefits of the Mergers or the other transactions contemplated by the Merger Agreement, (9) risks relating to the uncertainty of the projected financial information with respect to the Company, (10) risks related to the rollout of the Company’s business and the timing of expected business milestones, (11) the effects of competition on the Company’s business, (12) the risk that the Mergers or the other transactions contemplated by the Merger Agreement may not be completed by SPAC’s deadline and the potential failure to obtain an extension of its business combination deadline if sought by SPAC, (13) the amount of redemption requests made by stockholders of SPAC, (14) the ability of SPAC, the Company or Pubco to issue equity or equity-linked securities or obtain debt financing in connection with the Mergers or the other transactions contemplated by the Merger Agreement or in the future, (15) and those factors discussed under the heading “Risk Factors” in SPAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 29, 2023, the Registration Statement, and other documents SPAC or Pubco has filed, or will file, with the SEC.

SPAC cautions that the foregoing list of factors is not exhaustive. Although SPAC believes the expectations reflected in these forward-looking statements are reasonable, nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward-looking statements or projections will be achieved. There may be additional risks that SPAC and the Company presently do not know of or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. SPAC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Mergers. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 8.01. Other Events.

On July 7, 2023, the board of directors (the “Board”) of SPAC, upon request of FAST Sponsor II LLC (the “Sponsor”), elected to extend the date by which SPAC must consummate an initial Business Combination (the “Termination Date”) from July 18, 2023 to August 18, 2023. In connection with such one month extension of the Termination Date, as required by the Corporation’s Amended and Restated Certificate of Incorporation, as amended to date (the “Charter”), prior to July 18, 2023, SPAC will deposit $250,000 into the trust account.

Pursuant to the Charter, SPAC may, by resolution of the Board, if requested by the Sponsor, and upon 2 business days’ advance notice, extend the Termination Date in one-month increments up to two additional times, or a total of up to seven months after March 18, 2023, provided that SPAC will deposit from its working capital account into the trust account, for each extension, an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $250,000, which SPAC shall deposit into the trust account at the beginning of each month, for an aggregate deposit of up to $1.75 million (if all extensions are exercised).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Amendment No. 2, dated July 7, 2023, to Amended and Restated Agreement and Plan of Merger, dated January 31, 2023, by and among FAST Acquisition Corp. II, Falcon’s Beyond Global, LLC, Falcon’s Beyond Global, Inc. and Palm Merger Sub, LLC.
10.1	Amendment No. 1, dated July 7, 2023, to Promissory Note, dated January 31, 2023, by and between FAST Acquisition Corp. II, a Delaware corporation, and Infinite Acquisitions LLLP, a Nevada limited liability limited partnership.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). SPAC agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST ACQUISITION CORP. II

By:	/s/ Garrett Schreiber
	Name:	Garrett Schreiber
	Title:	Chief Financial Officer

Dated: July 12, 2023